Exhibit 10.31

Occidental Energy Marketing, Inc. A subsidiary of Occidental Petroleum Corporation	5 Greenway Plaza, Suite 110, Houston, Texas 77046-0521 P. O. Box 27570, Houston, Texas 77227-7570 Phone 713.215.7000

CRUDE OIL CONTRACT AMENDMENT No. 6

VIA FAX:

TO:	Pioneer Natural Resources USA, Inc.
Attn: Contract Management Services
Fax: (972) 969-3574
Trader: Deb Stewart

FROM:	Occidental Energy Marketing, Inc.
Trader: Mark Hafner

RE:	Occidental Contract # 0403-PNR-13604-P	Amendment #6

This Amendment Number 6 to the Crude Oil Contract between Occidental Energy Marketing, Inc. (“OEMI”) and Pioneer Natural Resources USA, Inc. (“Counterparty”) dated March, 2004 (the “Contract”) is entered into as of April 4, 2011.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Parties agree that the Contract is hereby amended effective May 1, 2011 as set forth below.

Change the location differentials on the following leases on the contract and Exhibit “A”:

Lease Name	Old Differential	New Differential
SPRABERRY DRIVER UT TR 72	$0.30	$0.75
COX B	$0.30	$0.75
CUNNINGHAM 16	$0.30	$0.75
CUNNINGHAM 16-A	$0.30	$0.75
CUNNINGHAM B	$0.30	$0.75
N. PEMBROOK SPRBY UT TR 6/67/85	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 2A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 3A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 6A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 7A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 20A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 21A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 22A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 40A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 42A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 43A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 48A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 51A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 52A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 53A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 68A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 69A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 70A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 71A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 85A	$0.30	$0.75

04/04/2011

Lease Name	Old Differential	New Differential
N. PEMBROOK SPRABERRY UT TR 86A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 88A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 89A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 90A	$0.30	$0.75
N. PEMBROOK SPRABERRY UT TR 45A	$0.30	$0.75
SHERROD 44	$0.30	$0.75
SPBY DRIVER-PION PL	$0.30	$0.75
SPRABERRY DRIVER UT-1	$0.30	$0.75
SPRABERRY DRIVER UT-2	$0.30	$0.75
SPRABERRY DRIVER UT-3	$0.30	$0.75
SPRABERRY DRIVER UT-4	$0.30	$0.75
SPRABERRY DRIVER UT TR 14	$0.30	$0.75
SPRABERRY DRIVER UT TR 17	$0.30	$0.75
SPRABERRY DRIVER UT TR 62	$0.30	$0.75
SPRABERRY DRIVER UT TR 11A	$0.30	$0.75
SPRABERRY DRIVER UT TR 12A	$0.30	$0.75
SPRABERRY DRIVER UT TR 17A	$0.30	$0.75
SPRABERRY DRIVER UT TR 18A	$0.30	$0.75
SPRABERRY DRIVER UT TR 229	$0.30	$0.75
SPRABERRY DRIVER UT TR 47A	$0.30	$0.75
SPRABERRY DRIVER UT TR 62A	$0.30	$0.75
SPRABERRY DRIVER UT TR 67A	$0.30	$0.75
SPRABERRY DRIVER UT TR 101A	$0.30	$0.75
SPRABERRY DRIVER UT TR 102A	$0.30	$0.75
SPRABERRY DRIVER UT TR104A	$0.30	$0.75
SPRABERRY DRIVER UT TR 105A	$0.30	$0.75
SPRABERRY DRIVER UT TR 130A	$0.30	$0.75
SPRABERRY DRIVER UT TR 131A	$0.30	$0.75
SPRABERRY DRIVER UT TR 151A	$0.30	$0.75
SPRABERRY DRIVER UT TR 152A	$0.30	$0.75
SPRABERRY DRIVER UT TR 153A	$0.30	$0.75
SPRABERRY DRIVER UT TR 154A	$0.30	$0.75
SPRABERRY DRIVER UT TR 160A	$0.30	$0.75
SPRABERRY DRIVER UT TR 185A	$0.30	$0.75
SPRABERRY DRIVER UT TR 187A	$0.30	$0.75
SPRABERRY DRIVER UT TR 188A	$0.30	$0.75
SPRABERRY DRIVER UT TR 189A	$0.30	$0.75
SPRABERRY DRIVER UT TR 190A	$0.30	$0.75
SPRABERRY DRIVER UT TR 191A	$0.30	$0.75
SPRABERRY DRIVER UT TR 192A	$0.30	$0.75
SPRABERRY DRIVER UT TR 193A	$0.30	$0.75
SPRABERRY DRIVER UT TR 194A	$0.30	$0.75
SPRABERRY DRIVER UT TR 195A	$0.30	$0.75
SPRABERRY DRIVER UT TR 214A	$0.30	$0.75
SPRABERRY DRIVER UT TR 215A	$0.30	$0.75
SPRABERRY DRIVER UT TR 220A	$0.30	$0.75
SPRABERRY DRIVER UT TR 221A	$0.30	$0.75
SPRABERRY DRIVER UT TR 222A	$0.30	$0.75
SPRABERRY DRIVER UT TR 226A	$0.30	$0.75
SPRABERRY DRIVER UT TR 230A	$0.30	$0.75
SPRABERRY DRIVER UT TR 232A	$0.30	$0.75
TIPPETT D	$0.30	$0.75
WINDHAM J	$0.30	$0.75
TANK FARM BATTERY	$0.30	$0.75
W. H. WILDE	$0.30	$0.75
ALLEEN OBRIEN 6, 43, BK BOONE	$0.30	$0.95

04/04/2011

Lease Name	Old Differential	New Differential
H L MCCLINTE	$0.30	$0.95
OBRIEN A	$0.30	$0.95
SPRABERRY DRIVER UT TR 161 A	$0.60	$1.20
SPRABERRY DRIVER UT TR 162 A	$0.60	$1.20
SPRABERRY DRIVER UT TR 163 A	$0.60	$1.20
SPRABERRY DRIVER UT TR 199 A	$0.60	$1.20
SPRABERRY DRIVER UT TR 200 A	$0.60	$1.20
SPRABERRY DRIVER UT TR 201 A	$0.60	$1.20
N. PEMBROOK SPRABERRY UT TR 1 A	$0.60	$1.15
N. PEMBROOK SPRABERRY UT TR 39	$0.60	$1.15
N. PEMBROOK SPRABERRY UT TR 5-2	$0.60	$1.15
N. PEMBROOK SPRABERRY UT TR 5-4	$0.60	$1.15
N. PEMBROOK SPRABERRY UT TR 19 A	$0.60	$1.15
N. PEMBROOK SPRABERRY UT TR 39 A	$0.60	$1.15
N. PEMBROOK SPRABERRY UT TR 5-42	$0.60	$1.15

All other terms of the agreement are unchanged.

Agreed to and approved by:

OEMI

/s/ Mark Hafner
Mark Hafner
Director, Crude Oil Acquisitions

Agreed to and approved by:

Pioneer Natural Resources USA, Inc.

04/04/2011